TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
CGM Capital Development Fund declined -12.6% during the fourth quarter of 1997 compared to the unmanaged Standard and Poor's 500 Index which rose 2.9% over the same period. For the year just ended, the Fund posted a total return of 23.9% while the S&P 500 returned 33.4%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
One year ago, we commented on the then-near-perfect economic conditions with one reservation: we thought there was a real possibility of the economy overheating as a result of tight labor conditions. In 1997, the Federal Reserve Board did raise interest rates briefly and labor conditions did intensify, but inflation never materialized.

Today, prospects for further growth in the U.S. economy remain bright. Though the pace may slow periodically, productivity, employment and corporate profits all point to higher levels. However, events in recent months have affected our view looking forward: This fall, many currencies in Southeast Asia have collapsed. World powers are cooperating to assist those nations with suffering economies and are extending financial aid. These conditions will give rise to some economic slowing, a decline in interest rates and possibly, lower levels of inflation for the foreseeable future. As a result, inflation as a near-term problem has been deferred to a later date. Additionally, declines in the prices of many commodities, including crude oil, reinforce the low inflation outlook.

Looking ahead, Asian countries will be able to export products to the U.S. at lower prices which, inevitably, will exert downward pressure on domestic prices. At the same time, American companies will be hard pressed to sell goods to many Asian trading partners. Fortunately, the impact overall should be slight since exports amount to only about 10% of our total economy and exports to Southeast Asia are but a portion of that amount. Still, there already has been some business slowing and in some instances, earlier corporate profit forecasts have proven to be high. Individual company stock prices are falling precipitously with earnings shortfalls since stock prices are dependent on good news getting better, not worse.

The bond market has reacted positively to signs of slowdown, the Southeast Asia debacle and recent comments of the Federal Reserve Board Chairman. The long-term government bond is 5.75%, down from 7.15% last April. Current interest rate levels and recent trends generally are favorable to stock prices should corporate margins be maintained.

PORTFOLIO STRATEGY
CGM Capital Development Fund remained fully invested in 1997 in anticipation of continued moderate economic growth and low inflation. The Fund benefited from substantial positions in the oil service and cement industries. The oil service weighting was sharply reduced during the year and replaced by a substantial investment in technology stocks later in the year. Problems in Asia, which became significant in the fourth quarter, negatively affected the outlook for many of the technology stocks and they were sold with substantial losses before the end of the year.

CGM Capital Development Fund holds important positions in airlines, basic materials and insurance companies. The Fund's three largest holdings are USG Corporation, Mercury General Corporation and Philip Morris Companies.

                /s/ Robert L. Kemp

                    Robert L. Kemp
                    President

               /s/ G. Kenneth Heebner

                    G. Kenneth Heebner
                    Portfolio Manager

January 9, 1998

             COMPARISONS OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
             CGM CAPITAL DEVELOPMENT FUND AND THE UNMANAGED S&P 500
             assuming reinvestment of dividends and capital gains
---------------------------------
  Average Annual Total Return
---------------------------------
   1 year    5 year    10 year
   23.9%     17.3%      20.0%
---------------------------------
Past performance is no indication
     of future results
---------------------------------

               CGM Capital        Unmanaged
            Development Fund       S&P 500
----------------------------------------------
               $10,000             $10,000
1988           $ 9,970             $11,660
1989           $11,755             $15,345
1990           $11,919             $14,869
1991           $23,731             $19,389
1992           $27,884             $20,863
1993           $35,887             $22,970
1994           $27,669             $23,268
1995           $39,041             $31,994
1996           $50,011             $39,353
1997           $61,213             $52,496


CGM CAPITAL DEVELOPMENT FUND
PORTFOLIO MANAGER
-------------------------------------------------------------------------------

G. Kenneth Heebner has managed CGM Capital Development Fund since 1976. In 1990, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner was at Loomis, Sayles and Company where he managed the Fund, then known as Loomis-Sayles Capital Development Fund. In addition to CGM Capital Development Fund, Mr. Heebner currently manages CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund as well as two other mutual funds. He also co-manages CGM Fixed Income Fund with Janice Saul.

INVESTMENT PERFORMANCE
(unaudited)
-------------------------------------------------------------------------------

Total Return for Periods Ended December 31, 1997

                                                           CGM CAPITAL
                                                           DEVELOPMENT
                                                              FUND
                                                     -----------------------
10 Years ..........................................          +519.6%
 5 Years ..........................................          +122.1%
 1 Year ...........................................          + 23.9%
 3 Months .........................................          - 12.6%

The performance data contained in the report represent past performance. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

---------------------------------------------------------------------------------------------------------------------------
                                                 25 YEAR INVESTMENT RECORD
                                       DECEMBER 31, 1972 -- DECEMBER 31, 1997 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                               IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1972
---------------------------------------------------------------------------------------------------------------------------
                                  --AND HAD TAKEN ALL DIVIDENDS       OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                                     AND DISTRIBUTIONS IN CASH           GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
                -----------------------------------------------------------------------------------------------------------
                                         During the Year
                                      You Would Have Received                                  Which Would Represent
                                 -------------------------------                         ----------------------------------
                                                                     The Value of                         A Cumulative
                  The Net                                            Your Original                            Change
                Asset Value        Per Share           Per Share      Investment              An             Expressed
   On             of Your        Capital Gains          Income          At Each             Annual        As An Index With
December        Share Would      Distributions         Dividends       Year End          Total Return        December 31,
   31            Have Been            of                  of        Would Have Been           of            1972 = 100.0
---------------------------------------------------------------------------------------------------------------------------
  1972            $14.63                                                                       100.0
  1973             12.69              --                 $0.08          $ 12.74              -  12.9               87.1
  1974              7.78            $  0.37*              0.14             8.15              -  36.0               55.7
  1975              9.35              --                  0.15             9.98              +  22.5               68.2
  1976             10.98              --                  0.13            11.89              +  19.1               81.2
  1977             10.74              --                  0.18            11.82              -   0.6               80.7
  1978             13.05              --                  0.27            14.76              +  24.9              100.8
  1979             16.20              --                  0.35            18.80              +  27.4              128.4
  1980             20.50              1.65*               0.36            26.87              +  42.9              183.5
  1981             17.34              3.38                0.36            28.08              +   4.5              191.8
  1982             24.88              2.88                0.41            50.24              +  78.9              343.1
  1983             25.21              2.50                0.47            58.08              +  15.6              396.6
  1984             17.28              6.15                0.11            53.32              -   8.2              364.1
  1985             25.02              --                  0.18            77.95              +  46.2              532.3
  1986             23.12              7.46                0.16           100.09              +  28.4              683.5
  1987             16.56             10.09                0.14           116.00              +  15.9              792.2
  1988             15.87              0.02                0.62           115.65              -   0.3              789.8
  1989             18.37              --                  0.34           136.35              +  17.9              931.2
  1990             18.53              --                  0.10           138.26              +   1.4              944.2
  1991             25.80             11.07*               0.06           275.28              +  99.1             1879.9
  1992             27.43              2.68*               0.20           323.45              +  17.5             2208.9
  1993             27.71              7.51                0.07           416.28              +  28.7             2842.9
  1994             20.58              0.71                0.07           320.95              -  22.9             2191.9
  1995             27.33              1.68                0.02           452.86              +  41.1             3092.8
  1996             29.08              5.87                0.07           580.11              +  28.1             3961.9
  1997             26.96              9.08                --             718.76              +  23.9             4908.8
                                    -------              -----                               -------
 Totals                             $ 73.10              $5.04                               +4808.8

---------------------------------------------------------------------------------------------------------------------------
    *Includes $0.15, $0.09, $0.02 and $0.02 per share distributed from paid-in capital.
---------------------------------------------------------------------------------------------------------------------------
   The performance data contained in this report represent past performance, which is no guarantee of future results.
   The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

-------------------------------------------------------------------------------
BOARD OF TRUSTEES

PETER O. BROWN
NICHOLAS J. GRANT
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS -- 101.0% OF TOTAL NET ASSETS

                                                    SHARES           VALUE(a)
                                                    ------           --------
AIRLINES -- 26.9%
  AMR Corporation(b) ...........................     307,000     $  39,449,500
  Continental Airlines, Inc.(b) ................     830,000        39,943,750
  Delta Air Lines, Inc. ........................     354,000        42,126,000
  Northwest Airlines Corporation(b) ............     610,000        29,203,750
  UAL Corporation(b) ...........................     470,000        43,475,000
                                                                 -------------
                                                                   194,198,000
                                                                 -------------
BANKS -- MONEY CENTER -- 9.0%
  Chase Manhattan Corporation ..................     298,000        32,631,000
  Citicorp .....................................     259,000        32,747,313
                                                                 -------------
                                                                    65,378,313
                                                                 -------------
BASIC MATERIALS -- 20.1%
  Centex Construction Products, Inc. ...........     630,000        18,978,750
  Lafarge Corporation ..........................     880,000        26,015,000
  Southdown, Inc. ..............................     792,000        46,728,000
  USG Corporation(b) ...........................   1,090,000        53,410,000
                                                                 -------------
                                                                   145,131,750
                                                                 -------------
BEVERAGES AND TOBACCO -- 6.6%
  Philip Morris Companies, Inc. ................   1,050,000        47,578,125
                                                                 -------------
COMPUTER SOFTWARE AND SERVICES -- 5.0%
  Compaq Computer Corporation ..................     645,000        36,402,188
                                                                 -------------
DRUGS -- 5.4%
  Warner Lambert Company .......................     313,000        38,812,000
                                                                 -------------
FINANCIAL SERVICES -- 1.3%
  Firstplus Financial Group, Inc.(b) ...........     252,000         9,670,500
                                                                 -------------
INSURANCE -- 9.3%
  Amerin Corporation(b) ........................     570,000        15,960,000
  Mercury General Corporation ..................     927,200        51,227,800
                                                                 -------------
                                                                    67,187,800
                                                                 -------------
MACHINERY -- 6.6%
  Navistar International Corporation, Inc.(b) ..   1,912,500        47,453,906
                                                                 -------------
METALS AND MINING -- 3.1%
  Titanium Metals Corporation(b) ...............     785,000        22,666,875
                                                                 -------------
MISCELLANEOUS -- 6.1%
  Standard Pacific Corporation .................   1,258,600        19,822,950
  Tubos de Acero de Mexico ADR(b)(c) ...........   1,123,500        24,295,687
                                                                 -------------
                                                                    44,118,637
                                                                 -------------
RETAIL -- 1.6%
  Pier 1 Imports, Inc. .........................     507,500        11,482,187
                                                                 -------------
TOTAL COMMON STOCKS (Identified Cost
      $631,700,046) ........................................       730,080,281
                                                                 -------------
                                                    FACE
SHORT-TERM INVESTMENT -- 1.1%                      AMOUNT
                                                   -------
  Chevron Oil Finance Company, 6.75% 1/02/98
    (Cost $7,580,000) .........................   $7,580,000         7,580,000
                                                                 -------------

TOTAL INVESTMENTS -- 102.1% (Identified Cost
     $639,280,046)(d) ......................................       737,660,281
   Cash and Receivables ....................................        15,969,495
   Liabilities .............................................       (30,956,872)
                                                                 -------------
TOTAL NET ASSETS -- 100.0% .................................     $ 722,672,904
                                                                 =============

(a) See Note 1A.
(b) Non-income producing security.
(c) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(d) Federal Tax Information: At December 31, 1997 the net unrealized appreciation on investments based on cost of $640,032,593 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value over
      tax cost .............................................     $ 116,286,352
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value ...........................................       (18,658,664)
                                                                 -------------
    Net unrealized appreciation ............................     $  97,627,688
                                                                 =============

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997

ASSETS
 Investments at value (Identified  cost -- $639,280,046) ...      $737,660,281
 Cash ......................................................             3,713
 Receivable for:
  Securities sold ........................       $14,794,278
  Shares of the Fund sold ................           692,097
  Dividends and interest..................           479,407        15,965,782
                                                 -----------      ------------
                                                                   753,629,776
                                                                  ------------
LIABILITIES
 Payable for:
  Securities purchased ...................       $ 6,171,875
  Shares of the Fund  redeemed ...........         2,210,032
  Distributions declared .................        21,875,458        30,257,365
                                                 -----------

 Accrued expenses:
  Management fees ........................           619,046
  Trustees' fees .........................            10,960
  Accounting and  Administration .........             5,000
  Other expenses .........................            64,501           699,507
                                                 -----------      ------------
                                                                    30,956,872
                                                                  ------------
NET ASSETS .................................................      $722,672,904
                                                                  ============
 Net Assets consist of:
  Capital paid-in ..........................................      $624,413,126
  Accumulated net realized loss ............................          (120,457)
  Unrealized appreciation on   investments -- net ..........        98,380,235
                                                                  ------------
NET ASSETS .................................................      $722,672,904
                                                                  ============
 Shares of beneficial interest
  outstanding, no par value ................................        26,808,321
                                                                  ============
 Net asset value per share* ................................            $26.96
                                                                  ============

* Shares of the Fund are sold and redeemed at net asset value
  ($722,672,904 / 26,808,321).

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Year Ended December 31, 1997

INVESTMENT INCOME
 Income
  Dividends (net of foreign taxes
   withheld $25,500) .......................................      $  5,405,883
  Interest .................................................           288,893
                                                                  ------------
                                                                     5,694,776
                                                                  ------------
 Expenses
  Management fees ..........................................         7,210,245
  Trustees' fees ...........................................            61,600
  Accounting and Administration ............................            60,000
  Custodian ................................................           131,000
  Transfer agent ...........................................           205,000
  Audit and tax services ...................................            31,000
  Legal ....................................................            22,000
  Printing .................................................            30,500
  Registration .............................................            52,477
  Miscellaneous ............................................             5,751
                                                                  ------------
                                                                     7,809,573
                                                                  ------------
 Net investment loss .......................................        (2,114,797)
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Realized gain on investments -- net .......................       190,224,896
 Unrealized depreciation -- net ............................       (38,714,156)
                                                                  ------------
 Net gain on investments ...................................       151,510,740
                                                                  ------------

NET INCREASE IN ASSETS FROM
 OPERATIONS ................................................      $149,395,943
                                                                  ============

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED DECEMBER 31,
                                                               --------------------------------
                                                                   1997               1996
                                                               -------------       ------------
FROM OPERATIONS
  Net investment income (loss) ...........................     $  (2,114,797)      $  1,339,460
  Net realized gain from investments .....................       190,224,896        107,431,801
  Unrealized appreciation (depreciation) .................       (38,714,156)        35,915,614
                                                               -------------       ------------
    Increase in net assets from operations ...............       149,395,943        144,686,875
                                                               -------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................         --                (1,288,272)
  Net realized gain on investments .......................      (187,774,697)      (107,431,801)
  In excess of net realized gain on investments ..........         --                  (507,030)
                                                               -------------       ------------
                                                                (187,774,697)      (109,227,103)
                                                               -------------       ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ...........................        34,947,059         27,721,248
  Net asset value of shares issued in connection with
   reinvestment of:
    Dividends from net investment income .................         --                 1,125,517
    Distributions from net realized gain .................       165,899,987         95,194,271
    Distributions in excess of net realized gain on
      investments ........................................         --                   449,274
                                                               -------------       ------------
                                                                 200,847,046        124,490,310
  Cost of shares redeemed ................................       (71,055,460)       (49,937,780)
                                                               -------------       ------------
    Net increase in assets from capital share transactions       129,791,586         74,552,530
                                                               -------------       ------------
  Total increase in net assets ...........................        91,412,832        110,012,302

NET ASSETS
  Beginning of period ....................................       631,260,072        521,247,770
                                                               -------------       ------------
  End of period ..........................................     $ 722,672,904       $631,260,072
                                                               =============       ============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares .............................         1,029,907            905,100
  Issued in connection with reinvestment of:
    Dividends from net investment income .................         --                    38,642
    Distributions from net realized gain .................         6,153,926          3,273,530
    Distributions in excess of net realized gain on
     investments .........................................         --                    15,450
                                                               -------------       ------------
                                                                   7,183,833          4,232,722
    Redeemed .............................................        (2,085,022)        (1,597,130)
                                                               -------------       ------------
    Net change ...........................................         5,098,811          2,635,592
                                                               =============       ============

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                 1997          1996          1995          1994          1993
                                                ------        ------        ------        ------        ------
For a share of the Fund outstanding throughout
  each period:
Net asset value at the beginning of period      $29.08        $27.33        $20.58        $27.71        $27.43
                                                ------        ------        ------        ------        ------
Net investment income (loss) ............        (0.08)(a)      0.07          0.02          0.07          0.07
Dividends from net investment income ....        --            (0.07)        (0.02)        (0.07)        (0.07)
Net realized and unrealized gain (loss)
  on investments ........................         7.04          7.62          8.43         (6.42)         7.79
Distribution from net realized gain .....        (9.08)        (5.84)        (1.68)        (0.69)        (7.51)
Distribution in excess of net realized
  gain on investments....................         --           (0.03)         --           (0.02)         --
                                                ------        ------        ------        ------        ------
Net increase (decrease) in net asset
  value .................................        (2.12)         1.75          6.75         (7.13)         0.28
                                                ------        ------        ------        ------        ------
Net asset value at end of period ........       $26.96        $29.08        $27.33        $20.58        $27.71
                                                ======        ======        ======        ======        ======
Total Return (%) ........................         23.9          28.1          41.1         -22.9          28.7

Ratios:
Operating expenses to average net assets(%)       1.07          0.82          0.85          0.84          0.85
Net investment income (loss) to average
  net assets (%) ........................        -0.29          0.23          0.07          0.25          0.23
Portfolio turnover (%) ..................          230           178           271           146           143
Average commission rate* ................      $0.0668       $0.0669          --            --            --
Net assets at end of period (in
  thousands) ($) ........................      722,673       631,260       521,248       401,676       523,775

(a) Per share net investment loss does not reflect the period's reclassification of permanent differences between book and tax basis net investment loss. See Note 1D.

*SEC regulations require portfolios to disclose the average commission rate paid on trades for which commissions were charged for fiscal years beginning on or after September 1, 1995.

                See accompanying notes to financial statements

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1997

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. PURCHASES AND SALES OF SECURITIES -- For the year ended December 31, 1997, purchases and sales of securities other than United States government obligations and short-term investments aggregated $1,649,619,995 and $1,671,231,556, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 1997, the Fund incurred management fees of $7,210,245 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $60,000 is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM, (other than registered investment companies). Each other trustee is compensated by the CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, the Fund is responsible for $3,000 plus an annual variable fee calculated based on the proportion of the Fund's average net assets to the aggregate average net assets of the CGM Funds, which for 1997 is $6,536. In addition, the Chairman of the Independent Trustees Committee receives an annual retainer of $1,500.

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of CGM Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Capital Development Fund at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 9, 1998

CGM
CAPITAL
DEVELOPMENT
FUND

37th Annual Report
December 31, 1997

A No-Load Fund

[graphic omitted]

Investment Adviser
CAPITAL GROWTH MANAGEMENT
Limited Partnership


INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

---------------------------------------
TELEPHONE NUMBERS

For information about:
[] Account Procedures and Status
[] Redemptions
[] Exchanges
   Call 800-343-5678
[] New Account Procedures
[] Prospectuses
[] Performance
   Call 800-345-4048
---------------------------------------
MAILING ADDRESSES

FOR EXISTING ACCOUNTS

Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
---------------------------------------

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CAR97                                                        Printed in U.S.A.